UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SURREY BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Surrey Bancorp

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 783-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THURSDAY, APRIL 25, 2013

To the Shareholders:

The 2013 Annual Meeting of the Shareholders of Surrey Bancorp (the “Company”) will be held:

•	Thursday, April 25, 2013

•	10:00 a.m., local time

•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournments thereof, for the following purposes:

•	To elect seven directors to serve a one-year term until the Annual Meeting of Shareholders in 2014, or until their successors have been elected and qualified.

•	To approve an advisory vote on the compensation of the Company’s executive officers.

•	To approve an advisory vote on the frequency of the shareholder vote on the compensation of the Company’s executive officers.

•	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 8, 2013, are entitled to notice of the meeting, and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed. Please vote your shares through the internet or complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please vote the enclosed proxy or vote through the internet. By doing so, you will not give up the right to vote at the meeting. If you vote your proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, you will be given a ballot, and the Company will disregard the proxy you voted, provided you do vote in person or otherwise validly revoke your proxy. (For more details, see the attached Proxy Statement.)

By order of the Board of Directors,

Edward C. Ashby, III
President

Date: April 2, 2013

SURREY BANCORP

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 783-3900

PROXY STATEMENT

ANNUAL MEETING

The Board of Directors (the “Board”) of Surrey Bancorp (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:

•	Thursday, April 25, 2013
•	10:00 a.m., local time
•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 8, 2013, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the Company’s 2012 Annual Report to Shareholders. The Company anticipated mailing this Proxy Statement on or about April 2, 2013.

You are invited to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you are requested to vote on the proposal described in this Proxy Statement by returning the enclosed appointment of proxy or by voting through the internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 25, 2013: the proxy statement, form of proxy and annual report to shareholders are available at https://www.proxyvote.com.

VOTING OF APPOINTMENTS OF PROXY

Your vote is important. Your shares of common stock can be voted at the Annual Meeting only if you attend the meeting or vote the enclosed appointment of proxy. You do not have to attend the meeting to vote. To vote the enclosed appointment of proxy, you may:

•	Vote over the internet: You may access our internet voting site by going to: https://www.proxyvote.com. If you have access to the internet, we encourage you to vote in this manner.
•	Vote by mail: You may vote by executing and returning the enclosed appointment of proxy in the pre-addressed pre-paid envelope provided with this proxy statement.

The internet voting procedures are designed to authenticate shareholders and to allow you to confirm that your instructions have been properly followed. The internet voting facilities for eligible shareholders will close at 11:59 p.m. Eastern Time on April 24, 2013.

The Board has named Pedro A. Pequeno, II and Mark H. Towe (the “Proxies”) as management proxies in the enclosed appointment of proxy. When appointments of proxy are properly voted in time for the Annual Meeting, the shares they represent will be voted at the meeting in accordance with the directions given. If no directions are given on how to vote your shares, your appointment of proxy will be voted FOR the seven nominees for director named in Proposal 1 herein, FOR approval of the advisory vote on the compensation of the executive officers in Proposal 2, and FOR an advisory vote every three years on the compensation of the Company’s executive officers in Proposal 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. If you return the appointment of proxy and do not indicate otherwise, the Proxies will be authorized to vote your shares in accordance with their best judgment on some matters not described in this Proxy Statement. These matters include approval of the minutes of the 2012 annual meeting, consideration of a motion to adjourn the Annual Meeting to another time or place, if necessary, in order to obtain a quorum, and matters for which the Company did not receive notice by February 15, 2013. As of the date the Company printed this proxy statement, the Company did not anticipate any other matters would be raised at the Annual Meeting.

Record Holders.   If you hold shares in your own name, you are a “record” shareholder. Record shareholders may vote through the internet or complete and sign the accompanying appointment of proxy and mail it in the business return envelope provided or deliver it in person to the Company.

Street Name Holders.    If you hold shares through a broker or other nominee, you are a “street name” shareholder. Street name shareholders who wish to vote at the Annual Meeting need to obtain the proxy materials from the institution that holds their shares and follow the voting instructions on that form.

REVOCATION OF APPOINTMENT OF PROXY

If you vote an appointment of proxy, you may revoke that appointment at any time before the actual voting. To revoke the proxy, you may notify the Company’s Secretary in writing, vote again through the internet or execute another appointment of proxy bearing a later date and file it with the Secretary, or vote in person at the meeting as described below. The address of the Secretary is:

Secretary

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

If you vote the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and, provided you do vote in person or otherwise validly revoke your prior appointment of proxy as described above, your prior appointment of proxy will be disregarded.

If you attend the meeting in person, you may vote your shares without using the appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be counted is to vote the appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

DEFINITION OF A QUORUM

The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. The Bylaws also provide that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when an institution holding shares as a nominee does not have discretionary voting authority with respect to a proposal and has not received voting instructions from the beneficial owner of the shares.

HOW VOTES WILL BE COUNTED

Each share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. The appointments of proxy will be tabulated by one or more inspectors of election designated by the Board.

Proposal 1 — Election of directors.    In the election of directors under Proposal 1, the seven nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

Proposal 2 — Approval of executive compensation.  The compensation of the Company’s executive officers under this Proposal will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

Proposal 3 — Frequency of an advisory vote on executive compensation.    The option selected by the affirmative vote of a majority of shares present and entitled to vote will be treated by the Board as the option approved by the shareholders. Shares not voted (including abstentions and broker non-votes) will have no effect.

EXPENSES OF SOLICITATION

We will pay the cost of this proxy solicitation. In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. None of these employees will receive any additional or special compensation for this solicitation. We will, on request, reimburse brokerage houses and other nominees their reasonable expenses for sending these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons.

DESCRIPTION OF THE VOTING SECURITIES

At the close of business on the voting record date, there were 3,542,984 shares of the Company’s common stock, no par value per share, issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. At the close of business on the voting record date, there were 189,356 shares of Series A fixed rate non-cumulative convertible preferred stock and 181,154 shares of Series D fixed rate non-cumulative convertible preferred stock issued and outstanding, but none of the shares of preferred stock have voting rights at the Annual Meeting. On the voting record date, there were approximately 1,500 holders of record of the Company’s common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

To the Company’s knowledge, as of December 31, 2012, listed below are the only shareholders of the Company who owned more than five percent of the common stock. The following table sets forth certain information as to these shareholders:

Name of Shareholder	Shares Beneficially Owned	Percent of Shares Beneficially Owned

Betty Wright	412,302	11.22% (1)
1234 Greenhill Road
Mount Airy, NC 27030

Tamra W. Thomas	470,701	13.29%
660 Kingsbury Circle
Winston-Salem, NC 27106

(1)

The ownership percentage of the named shareholder is calculated based on the total of 3,542,984 shares of common stock issued and outstanding at December 31, 2012, plus the number of shares of common stock that can be issued to that individual upon the exercise of 36,161 shares of Series A convertible preferred stock and 43,273 shares of Series D convertible preferred stock beneficially owned by the individual.

The following table shows, as of December 31, 2012, the number of securities beneficially owned by each director and named executive officer and by all directors and principal officers of the Company as a group:

Beneficial Owner	Shares currently owned(1)	Series A Preferred currently owned(2)	Series D Preferred currently owned(3)	Percent of shares owned(4)

Edward C. Ashby, III (director, President & CEO)	169,866	5,090	17,655	4.8%

Elizabeth Johnson Lovill (director)	115,392	3,572	7,063	3.2%

Robert H. Moody (Chairman)	127,127	7,786	7,200	3.6%

Pedro A. Pequeno, II (Senior Vice President)	43,928	- 0 -	- 0 -	1.2%

F. Eugene Rees (Vice Chairman)	131,623	12,800	14,125	3.7%

Tamra W. Thomas (director)	470,701	- 0 -	- 0 -	13.3%

Mark H. Towe (Senior Vice President and CFO)	24,616	- 0 -	- 0 -	*

Tom G. Webb (director)	72,179	1,800	7,063	2.0%

Buddy E. Williams (director)	77,865	5,372	7,063	2.2%

Directors and principal officers as a group (9 persons)	1,233,297	36,420	60,169	33.2%

NOTES follow on next page

*	Owns less than one percent of the outstanding common stock.

(1)

For each Director and principal officer listed above, this column includes the number of shares of common stock capable of being issued within 60 days of December 31, 2012, (i) upon the conversion of the Series A convertible preferred stock listed in the second column at the conversion rate shown in footnote (2) below, (ii) upon the conversion of the Series D convertible preferred stock listed in the third column at the conversion rate shown in footnote (3) below, and (iii) upon the exercise of the following stock options held by the named individual: Pequeno – 9,213 Shares; Towe – 9,207 Shares; principal officers and directors as a group – 18,420 Shares. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following shares of common stock and Series A convertible preferred stock for which the individual indicates that he or she shares voting and/or investment power: Ashby – 61,835 shares of common stock and 447 shares of Series A convertible preferred stock; Pequeno – 18,572 shares of common stock; Rees – 18,551 shares of common stock and 1,800 shares of Series A convertible preferred stock; Thomas – 113,449 shares of common stock; Towe – 4,158 shares of common stock; Webb – 8,731 shares of common stock; Williams – 3,843 shares of common stock and 1,800 shares of Series A convertible preferred stock; principal officers and directors as a group – 229,139 shares of common stock and 4,047 shares of Series A convertible preferred stock.

(2)

This column indicates the number of shares of Series A convertible preferred stock held by the named individual at December 31, 2012. Each share of Series A convertible preferred stock is convertible into 2.2955 shares of common stock.

(3)

This column indicates the number of shares of Series D convertible preferred stock held by the named individual at December 31, 2012. Each share of Series D convertible preferred stock is convertible into 1.10 share of common stock.

(4)

The ownership percentage of each individual is calculated based on the total of 3,542,984 shares of common stock issued and outstanding at December 31, 2012, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2012, upon the exercise of stock options held by the individual plus the number of shares of common stock into which that individual may convert his or her shares of Series A and Series D convertible preferred stock. The ownership percentage of the group is based on the total shares of common stock outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of December 31, 2012, upon the exercise of all stock options held by the group plus the number of shares of common stock into which the entire group may convert their shares of Series A and Series D convertible preferred stock.

PROPOSAL 1: ELECTION OF DIRECTORS

Board size and membership. Under the Company’s Charter and Bylaws, the number of directors shall be the number the Board determines from time to time prior to each annual meeting of shareholders at which directors are to be elected. That number cannot be less than five or more than twelve. The Board, by resolution, has fixed the number of directors for 2013 at seven.

Director Independence. The Company’s common stock is not traded on any exchange, but the Company has chosen to observe the independence requirements of The Nasdaq Stock Market (“Nasdaq”). Other than the Company’s President and Chief Executive Officer, Mr. Edward C. Ashby, III, all of the members of the Board satisfy the independence requirements stated in the rules of Nasdaq. The Company rents mats from Professional Rental Services, for which F. Eugene Rees, a director of the Company, serves as President, but the rental payments do not exceed the safe harbor amounts of the independence standards in the rules of Nasdaq. The Company also lists certain real estate properties with Town & Country Builders, Inc., a real estate company for which Elizabeth Johnson Lovill, a director of the Company, serves as Vice President. Sales commissions are paid to Town & Country only if the listed property is sold. These commission payments do not exceed the safe harbor amounts of the independence standards in the rules of Nasdaq.

All Directors to be elected at this Annual Meeting.  At this Annual Meeting, all seven directors have been nominated to serve one year terms expiring at the Annual Meeting of Shareholders in 2014, or until their successors are elected and qualified.

How votes will be counted.  Unless you give instructions to the contrary, the Proxies will vote for the election of the seven nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

Votes needed to elect. The seven nominees receiving the highest number of votes will be elected.

Board recommendation.    The Board has nominated the seven incumbent Board members for re-election. These nominees have served as directors of Surrey Bank & Trust, the sole subsidiary and predecessor to the Company (the “Bank”), since the Bank’s incorporation on July 15, 1996, with the exception of Director Rees, who has served since 1997, Director Williams, who has served since 2001, and Director Thomas, who has served since July 2012. The Board recommends that shareholders vote for each of the seven nominees.

Nominees.    Listed below are the names of the nominees for election to the seven Board seats, their ages at December 31, 2012, and their principal occupations during the past five years.

Name and age	Principal occupation over last five years

Edward C. Ashby, III, 59	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

Elizabeth Johnson Lovill, 57

Vice President, Town & Country Builders, Inc. (residential construction); Owner, Lovill Enterprises (real estate development); Part owner, High Cotton Interiors, LLC (retail sales); Part owner, Seasons of Mount Airy, LLC (retail sales); all of Mount Airy, North Carolina.

Robert H. Moody, 58	President of Moody Funeral Services, Inc.; Partner, Moody Investment Co., LLC and DWM Properties, LLC (real estate); all of Mount Airy, North Carolina.

F. Eugene Rees, 61

President, F. Rees Company; Owner, Professional Rental Services, Inc.; Owner, REF Properties (commercial rental properties); Partner, Ingleside Development, LLC (land development); Partner, Key City, LLC (commercial development); Partner, R&L Construction of Mount Airy, LLC (commercial contractor); all of Mount Airy, North Carolina.

Tamra W. Thomas, 60	Retired; former North Carolina public school teacher, Winston-Salem, NC.

Tom G. Webb, 61

Commercial Real Estate Developer; Owner-manager of Fairmont Associates, LLC and Westwood Partners, LLC (shopping centers); President, Mayberry RFD, Inc. (development management company); Board member, Old North State Winery, Inc.; advisor, Fabrica Development, Inc. (real estate development); Parkway Associates, LLC (investment group dissolved in 2010) and Lewis Farms (vineyard financial investment); all of Mount Airy, North Carolina.

Buddy E. Williams, 75	President, Ten Oaks, LLC (hardwood floor manufacturing); Managing partner, Williams & Birkett, LLC (land acquisition and development); Managing partner, TGV Property, LLC (management of commercial and rental property); all of Stuart, Virginia.

Director Qualifications

In evaluating a director candidate, the Company considers a variety of factors, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any core competencies or technical expertise necessary to provide oversight to the Company’s operations. In addition to fulfilling the above criteria, six of the seven nominees for re-election named above satisfy the independence requirements stated in the rules of Nasdaq (Mr. Ashby being the exception as he is an employee of the Company). The Board believes that all seven nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, private equity, finance, construction, manufacturing, and marketing. Five nominees have experience in real estate development, which comprises a significant part of the Bank’s loan portfolio. The following discussion of each director’s specific experience, qualifications, attributions or skills led to the conclusion that each person should be nominated to serve as a director of the Company.

Edward C. Ashby, III. Mr.    Ashby has over 30 years of experience in the banking industry, most of that in leadership positions. He has extensive experience in branch administration, asset/liability management, investments, collections, residential and commercial real estate appraisals, residential and commercial real estate lending, and business and industry lending. Mr. Ashby was appointed to the North Carolina Banking Commission in April 2012. He also serves in leadership positions on the boards of directors for several local non-profit organizations.

Elizabeth Johnson Lovill.   In addition to operating her own retail sales companies, Ms. Lovill has managerial responsibilities in several family-owned companies, including a residential realty and construction company and a real estate development company. Ms. Lovill has provided venture capital for local start-up companies and is involved with several local non-profit organizations.

Robert H. Moody. Mr.   Moody is the third-generation owner of a funeral home that has three locations in Surry County, North Carolina, and Patrick County, Virginia, which gives him extensive knowledge of the communities in which the bank operates. He also has experience in managing commercial real estate investments. Mr. Moody has held leadership positions in the North Carolina Funeral Directors Association as well as on the board of directors for numerous local non-profit organizations.

F. Eugene Rees. Mr.  Rees is the second generation owner of a clothing retailer. He is also a real estate developer who owns and manages several commercial properties, in addition to the development and sale of residential properties. He is active in community affairs and currently serves on the Surry Community College Board of Trustees, for which he formerly served as Chairman. He has extensive experience in finance and qualifies and serves as the Company’s audit committee financial expert under SEC guidelines.

Tamra W. Thomas.  Mrs. Thomas is the daughter of the former Chairman and one of the founding directors of the Company, Hylton Wright. She has received permission from the Federal Reserve System to own in excess of ten percent (10%) of the Company’s common stock. Mrs. Thomas is co-manager of a charitable trust, serves on the Provincial Women’s Board of the Southern Province of the Moravian Church and holds leadership positions with non-profit organizations in the Winston-Salem area.

Tom G. Webb.    Mr. Webb is an experienced commercial real estate developer and property manager. He previously worked in economic development, serving as both a staff member and consultant for governmental agencies in the Company’s market area. In his role with economic development, Mr. Webb was involved in projects such as the construction of industrial development parks, an airport extension, and flood control projects and obtaining grants for building and water and sewer projects. Mr. Webb remains active in community affairs on a volunteer basis, serving on numerous local non-profit boards.

Buddy E. Williams.    Mr. Williams was added to the Board when the Company expanded into Virginia. He manages several family-owned companies engaged in land acquisition and development and acquisition and management of commercial and industrial properties. Mr. Williams has served on the boards of directors of state and national lumber-related trade organizations, as well as many numerous non-profit organizations in Virginia.

Director relationships

Board relationships.  No director or principal officer is related to another director or principal officer.

Other directorships.  No director is or has been a director during the preceding 5 years of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Director Nominations

Nominations for election to the Board are made by a vote of all the members of the Board other than the Company’s President and Chief Executive Officer, Mr. Edward C. Ashby, III, who is not independent within the meaning of the rules of Nasdaq. The Company does not have a Nominating Committee or a Nominating Committee charter. No nominations are contemplated for the foreseeable future in view of the current size of the Board unless there is a vacancy on the Board. The Company’s bylaws currently require that nominations for election to the Board shall be made by the Board. Under the independence requirements of the rules of Nasdaq, Mr. Ashby may not participate in the Board vote on director nominations. All members of the Board are also directors of the Bank. The Bank’s bylaws require that the nominee be the owner and holder of Shares having at least $1,000 in book value as of the last business day of the calendar year immediately prior to the proposed election of that nominee. The nomination of any person for election to the Board may also be made by a shareholder entitled to vote on such election. See “HOW TO SUBMIT SHAREHOLDER PROPOSALS - Nominations of directors” in this proxy statement for further details. For both nominees submitted by the Company or by the shareholders for election to the Board, the Board considers several factors beyond those set forth above in determining whether to nominate a candidate for election to the Board. These additional factors include the nominee’s personal and professional integrity, ability and judgment and his or her ability to be effective, in conjunction with the other Board members and nominees, in collectively serving the long-term interests of the Company’s shareholders. The Board also considers the overall composition of the Board taking into consideration such factors as business experience and specific areas of expertise of each Board member. While the Board does not have a specific policy with respect to its Board members’ diversity, the Board does consider each nominee’s potential to contribute to the diversity of backgrounds which the Board desires to have represented.

Board Attendance and Fees

The Board held 12 meetings in 2012. All directors attended at least seventy-five percent of all Board meetings. In 2012, the directors received fees in the amount of $625 per board meeting and $250 per committee meeting that was not convened during a Board meeting. Directors are expected to receive the same monthly fees in 2013. It is the policy of the Board that all Directors attend shareholder meetings. All of the Directors who were in office at that time attended the 2012 Annual Meeting.

The Company has a deferred compensation plan under which directors may elect to defer their fees. Participating directors receive an additional 30% matching contribution and will be paid an annual benefit for a specified number of years after retirement, generally beginning at age 65. The maximum payout period is ten years. Deferred directors’ fees are held in a rabbi trust that earns interest at market rates.

2012 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Total ($)

William A. Johnson (1)	11,300	11,300

Elizabeth Johnson Lovill	16,901	16,901

Robert H. Moody	18,007	18,007

F. Eugene Rees	17,944	17,944

Tamra W. Thomas (2)	6,500	6,500

Tom G. Webb	17,859	17,859

Buddy E. Williams (3)	8,750	8,750

Hylton Wright (4)	124,503	124,503

(1)	Former Director Johnson resigned from the Board on June 30, 2012.

(2)	Director Thomas was appointed to the Board on July 1, 2012.

(3)	Director Williams elected not to defer his compensation. All other directors have deferred their compensation and the table above reflects the 30% matching contribution those directors received.

(4)	Director Wright died on November 17, 2012. This amount represents payment of all deferred compensation.

Committees of the Board of Directors

The Board has established the following committees on which all members of the Board serve, with the exception of the Audit Committee and Compensation Committee, upon which Mr. Ashby does not serve. The members of the Compensation Committee are listed below.

•

Executive Committee. The Executive Committee establishes and monitors all policies of the Company and compliance therewith. The Executive Committee held two meetings during 2012. The chair of the Executive Committee is Director Rees.

•

Compensation Committee. The charter for the Compensation Committee is available on the Bank’s corporate website located at http://www.surreybank.com. In accordance with its Charter, the Compensation Committee approves compensation for senior management of the Company. The Compensation Committee approves compensation based upon a review of the compensation earned by executive officers with financial institutions of similar asset size in North Carolina from an annual survey of compensation prepared by the North Carolina Bankers Association. Mr. Ashby recommends base salaries other than his own and is also permitted to discuss the targets for incentive cash compensation. Mr. Ashby is not permitted to be present while his compensation is being debated or approved by the Compensation Committee. During 2012, he participated in the discussion of executive compensation other than his own. The Compensation Committee is also responsible for granting options pursuant to the Incentive Stock Option Plan and the Non-Employee Directors’ Stock Option Plan of the Company. Neither the Compensation Committee nor the Company’s management engaged a compensation consultant during the last fiscal year to provide advice or recommendations on the amount or form of executive and director compensation. The Compensation Committee met once in 2012. The Compensation Committee consists of Directors Thomas (Chair), Rees, Webb, and Williams.

•

Audit Committee.  The Audit Committee recommends to the Board the engagement of the Company’s independent auditors, determines the scope of the annual audit and any special audit of the Company, oversees the administrative, operational and internal controls of the Company, reviews compliance with accounting policies and procedures and establishes and oversees an internal audit program. The Audit Committee held four meetings in 2012. The Chair of the Audit Committee is Director Lovill. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of Nasdaq. F. Eugene Rees has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under “Nominees” above.

•	Other standing committees. The Board has approved one additional standing committee, the Loan Committee, to which certain responsibilities have been delegated.

Corporate Governance: Board Leadership and Risk Oversight

Edward C. Ashby, III serves as the Company’s Chief Executive Officer and Robert H. Moody serves as the Company’s Chairman of the Board, following the death of the former Chairman, Hylton Wright, in November 2012. The Company has determined that splitting the role of Chairman of the Board and Chief Executive Officer is appropriate for the Company, because the Board feels it is prudent to have an independent director set the agenda for board meetings instead of an inside director. The Board feels this arrangement allows the directors to appropriately exercise their oversight role.

Responsibility for risk oversight ultimately rests with the Board. The officers of the Company are responsible for managing the Company’s risks on a day-to-day basis. Oversight of the Company’s risk management functions primarily through the Audit and Loan Committee. The committees with primary risk oversight functions are each chaired by independent directors in order to provide a measure of third-party objectivity to the review of the officer’s management of risk.

Report of the Audit Committee

In accordance with its written Charter (which is available on the website at http://www.surreybank.com), the Audit Committee supervises the quality and integrity of the accounting, auditing and financial reporting practices of the Company on behalf of the Board. Management has the primary responsibility for preparing the financial statements and managing the reporting process, including the system of internal controls. As required by the Audit Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the Audit Committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of Nasdaq. In fulfilling its oversight responsibilities, the Audit Committee discussed and reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements of the Company.

The Audit Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).

In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence, and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee also discussed the interim financial information contained in earnings announcements with the independent auditors prior to the public release of each such announcement.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission (“SEC”). The Audit Committee also approved the reappointment of the independent auditors.

This report is submitted by the Audit Committee: Directors Elizabeth Johnson Lovill (Chair), Robert H. Moody, F. Eugene Rees, Tamra W. Thomas, Tom G. Webb, and Buddy E. Williams.

Shareholder Communications with Directors

The Company encourages all shareholders who wish to communicate with any of the directors to send such inquiries by mail, telephone or email to the Company. The Company will forward all communications to the named director or, if no particular director is named, to the appropriate committee of the Board for consideration.

Code of Ethics

The Company has adopted a Code of Ethics for senior officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the website at http://www.surreybank.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website.

Transactions with Directors and Officers

As the operating subsidiary of the Company, the Bank has had, and expects to have in the future, banking transactions in the ordinary course of the Bank’s business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features.

Reports of Changes in Beneficial Ownership

Directors and principal officers of the Company are required by federal law to file reports with the SEC regarding the amount of and changes in their beneficial ownership of the Shares. To the Company’s knowledge, all such required reports were timely filed.

MANAGEMENT OF THE COMPANY

Executive Officers

The Company’s Bylaws provide that the Board shall elect the officers of the Company for a term of one year. The executive officers subject to election have served in their present capacities since the Company’s incorporation.

Name and Age at 12/31/12	Principal Occupation Over Last Five Years

Edward C. Ashby, III, 59	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

Mark Harrison Towe, 56	Senior Vice President and Treasurer, Surrey Bancorp since 2003; Senior Vice President and Chief Financial Officer, Surrey Bank & Trust.

Pedro A. Pequeno, II, 45	Senior Vice President and Assistant Secretary, Surrey Bancorp since 2003; Senior Vice President and Chief Lending Officer, Surrey Bank & Trust.

Executive Compensation

During 2012, all employees of the Company were compensated by the Bank, the principal subsidiary of the Company.

Cash compensation. This table sets forth certain information regarding the compensation paid by the Bank to or for our current Chief Executive Officer (“CEO”) and the other two most highly compensated executive officers who were serving as such at December 31, 2012 (our “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Comp. ($)	Total Comp. ($)

Edward C. Ashby, III	2012	177,676	10,410	97,656(1)	285,742
President and CEO	2011	173,700	- 0 -	87,498	261,198
	2010	172,429	- 0 -	73,551	245,980

Pedro A. Pequeno, II	2012	137,486	12,474	21,867(2)	171,827
Senior Vice President and CLO	2011	134,097	- 0 -	19,807	153,904
	2010	130,383	- 0 -	16,440	146,823

Mark H. Towe	2012	118,844	11,699	32,492(3)	163,035
Senior Vice President and CFO	2010	115,950	- 0 -	29,712	145,662
	2009	112,951	- 0 -	24,069	137,020

(1)

Includes $63,471 expensed by the Bank under Mr. Ashby’s Salary Continuation Agreement, deferred director’s fees of $14,842, matching contributions made by the Bank under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k) Plan”) of $10,396, the value attributable to the use of a company vehicle, and the value of excess life insurance.

(2)

Includes $12,440 expensed by the Bank under the Mr. Pequeno’s Salary Continuation Agreement, matching contributions made by the Bank under the Bank’s salary deferral plan under the Bank’s 401(k) Plan, and the value of excess life insurance.

(3)

Includes $23,647 expensed by the Bank under Mr. Towe’s Salary Continuation Agreement, matching contributions made by the Bank under the Bank’s salary deferral plan under the Bank’s 401(k) Plan and the value of excess life insurance.

Outstanding Equity Awards at Fiscal Year-End.  The following tables contain information with respect to outstanding equity awards of the Company held by the named executive officers at December 31, 2012.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable/Unexercisable	Option Exercise Price ($)	Option Expiration Date

Pedro A. Pequeno, II	9,213	12.06	May 23, 2017

Mark H. Towe	9,207	12.06	May 23, 2017

Terms of the Employment Agreements. The Bank is a party to employment contracts with Edward C. Ashby, III, President and Chief Executive Officer of the Bank, Pedro A. Pequeno, II, Senior Vice President of the Bank, and Mark H. Towe, Senior Vice President and Chief Financial Officer of the Bank (the “Employment Agreements”). The term of each Employment Agreement is three years. On each anniversary of the effective date of the Employment Agreements, the term of each agreement is automatically extended for an additional one-year period beyond the then-effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date, advising the other that the Employment Agreement shall not be further extended. No such notice has been given by either party. In addition, the officers have the option to terminate the Employment Agreements upon 60 days written notice to the Bank. While each officer is employed by the Bank and for one year following termination of employment, the Employment Agreements prohibit each officer from competing with the Bank.

Under the Employment Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. For 2013, Mr. Ashby’s compensation has been established at $182,282, Mr. Pequeno’s compensation has been established at $140,968, and Mr. Towe’s compensation has been established at $121,865. Under the Employment Agreements, each officer is entitled to all fringe benefits generally provided by the Bank for its employees.

Terms of the Salary Continuation Agreements.  The Bank is a party to Salary Continuation Agreements with certain officers, including Edward C. Ashby, III, Pedro A. Pequeno, II, and Mark H. Towe, to supplement the amount that these officers can defer under the Bank’s 401(k) Plan because of Federal tax code limitations on the amount of compensation that may be deferred by highly compensated employees. Such plans are a common component of the compensation packages of the peer banks with which the Bank competes, and of the financial institution industry generally. The Bank has purchased, and is the primary beneficiary, of life insurance policies on each officer which are intended to offset the cost of these retirement benefits. These retirement benefits are unfunded and are not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

At normal retirement age of 65, the Salary Continuation Agreements provide that officers Ashby, Pequeno and Towe will be paid an annual benefit equal to $89,900, $88,231, and $50,827, respectively, from retirement until death. In the case of disability prior to the normal retirement age of 65, the benefit is reduced to the amount accrued by the Bank for the benefit at such date. The full benefit is also payable at the officer’s normal retirement age following a change of control of the Bank, as defined below. If the officer dies while employed by the Bank, the Bank shall pay the amount accrued by the Bank for the benefit at such date in a lump sum to the officer’s beneficiary. If the officer dies while receiving the benefit, the Bank shall pay the balance in the accrued liability retirement account to the officer’s beneficiary. If the officer voluntarily leaves employment with the Bank, the Bank shall pay the amount accrued by the Bank for the benefit at such date in lump sum. No benefit will be payable if the officer is terminated for “cause,” as defined in the Salary Continuation Agreements.

Potential Payments Upon a Change of Control.  The Employment Agreements and Salary Continuation Agreements provide for certain payments to Mr. Ashby, Mr. Pequeno, and Mr. Towe if their employment is terminated following a “change of control.” “Change of control” is defined to mean any of the following events:

•	Any person or group acquires beneficial ownership of representing more than fifty percent (50%) of the fair market value or voting power of the Company’s securities; or

•

During any period of twelve consecutive months, any person or group acquires beneficial ownership representing thirty-five percent (35%) or more of any class of voting securities of the Company, or a majority of the Company’s board of directors is replaced by individuals who were not appointed, or whose election was not endorsed in advance, by a majority the Company’s Board of Directors;

•	During any period of twelve consecutive months, any person or group acquires more than forty percent (40%) of the assets of the Company.

Under the terms of the Employment Agreements, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change of control, that he has not been assigned duties, responsibilities, and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under his Employment Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

Upon a termination of employment following a change of control, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable in a lump sum. The Bank has the right, under the Employment Agreements, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on the officers or the disallowance of a deduction to the Bank.

As noted above, the full retirement benefit under the terms of the Salary Continuation Agreements is payable at the officer’s normal retirement age following a change of control. Also, under the terms of the Company’s stock option plans, all unvested stock options shall become immediately and fully exercisable.

Potential Payments Upon Termination.  Under the terms of the Employment Agreements, in the event an officer’s employment is terminated by the Bank without cause, the Bank is obligated to pay each officer the compensation and benefits provided for in the Employment Agreements for the remaining term of each Employment Agreement. Termination for cause includes termination because of the officer’s personal dishonesty or moral turpitude, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Employment Agreement.

If the officer voluntarily leaves employment with the Bank, the Bank shall pay the amount accrued by the Bank for the retirement benefit under the terms of the Salary Continuation Agreements at such date in lump sum. No retirement benefit under the terms of the Salary Continuation Agreements will be payable if the officer is terminated for cause.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its shareholders the opportunity to cast an advisory vote on the compensation of its executive officers at the Annual Meeting as required by Section 14A of the Securities Exchange Act. This “say-on-pay” proposal permits shareholders to vote to approve the compensation paid or provided to the Company’s executive officers (as identified under “Management of the Company” in this proxy statement) and the Company’s compensation policies and practices. By voting “FOR” Proposal 2, you will be approving the compensation paid or provided to executive officers of the Company and the Company’s executive compensation policies and practices, as described in the tabular and narrative compensation disclosures contained in this proxy statement above under “Executive Compensation.”

The vote by the Company’s shareholders on this Proposal 2 is a non-binding, advisory vote. This means that the results of the vote will not be binding on the Board or the Compensation Committee, will not overrule or affect any previous action or decision by the Board or the Compensation Committee or any compensation previously paid or awarded, and will not create or imply any additional duty on the part of the Board or the Compensation Committee.

The Board and the Compensation Committee believe that the Company’s compensation policies and practices appropriately reward performance without inviting unnecessary risk-taking by its executive officers and are strongly aligned with the long-term interests of the Company’s shareholders. Further, the Board and the Compensation Committee believe the compensation paid or provided to the Company’s executive officers is and has been appropriate for each of the executive officers and comparable to the compensation of officers of peer institutions for the industry in which the Company operates.

For the foregoing reasons, the Board of Directors recommends that you approve the compensation of the Company’s executive officers by voting “FOR” Proposal 2. This proposal will be approved if the number of votes cast in favor of Proposal 2 exceeds the number of votes cast against it.

PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

In Proposal 2 above, we asked you as a shareholder to approve the compensation of our named executive officers as disclosed in this proxy statement. As required by Section 14A of the Securities Exchange Act, we are also giving you as a shareholder the opportunity to advise us as to how often you wish the Company to include a shareholder advisory vote on executive compensation in our proxy statement. You may specify whether this advisory vote will occur every year, every other year, or every three years. You may also abstain from voting on this proposal. While our Board intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding on the Board and is advisory in nature. The proposal is:

“RESOLVED, that the shareholders recommend that the Company include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

•	year

•	two years; or

•	three years.”

The Board of Directors recommends that you vote to hold an advisory vote on executive compensation every three years. Our Company is small. Our executive compensation system is fairly routine for a commercial bank of our size. We do not make annual modifications in the components of our executive compensation system.

Administratively, preparing for an annual vote is a burden on management and an expense for the Company. The time and expense is not simply in preparing the proxy materials, but also in obtaining the vote, and diverts management’s attention from other pressing corporate needs. A triennial advisory vote is more useful because the vote would judge our compensation program over a multi-year period. An annual vote could be less meaningful to the Board and the Compensation Committee.

For the foregoing reasons, the Board of Directors recommends that you approve an advisory vote on named executive compensation every three years. For the purposes of Proposal 3, the Company will treat the option selected by the affirmative vote of a majority of shares present and entitled to vote as the option approved by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the year ended December 31, 2012, was Elliott Davis, PLLC, Certified Public Accountants (“Elliott Davis”), whom the audit committee of the Board has selected as the Company’s independent registered public accounting firm for the year ended December 31, 2013. Representatives of Elliott Davis will be present at the Annual Meeting with the opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

Audit fees. Audit fees include fees billed to the Company by Elliott Davis in connection with the annual audit of the Company’s financial statements and review of the Company’s interim financial statements. The aggregate fees billed to the Company by Elliott Davis for audit services rendered to the Company for the fiscal year ended December 31, 2011, were $78,500 and such fees are estimated for the fiscal year ended 2012 to be $83,000. The fees shown for 2011 are $1,500 lower than disclosed in the 2012 proxy statement.

Audit-Related fees. Audit-related services include agreed upon procedures related to internal controls over credit grading. The aggregate fees billed to the Company by Elliott Davis for audit-related services for the fiscal years ended December 31, 2011, were $31,726 and such fees for the fiscal year ended 2012 were $22,000. The fees shown for 2011 are the same as disclosed in the 2012 proxy statement.

Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Elliott Davis for tax-related services for the fiscal year ended December 31, 2011, were $8,513 and such fees for the fiscal year ended 2012 were $11,099. The fees shown for 2011 are $4,181 lower than disclosed in the 2012 proxy statement.

All other fees. There were no additional fees billed to the Company by Elliott Davis for the fiscal years ended December 31, 2011 and 2012.

In accordance with its Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.

ANNUAL REPORT

In accordance with the regulations of the SEC, the Company’s 2012 Annual Report on Form 10-K for the year ended December 31, 2012, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2012 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-K upon payment of the cost of copying the exhibit, upon written request to:

Mark H. Towe

Senior Vice President

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

HOW TO SUBMIT SHAREHOLDER PROPOSALS

How to submit a shareholder proposal for possible inclusion in the Company’s 2014 Proxy Statement: To be considered for inclusion in the proxy materials for the Company’s next annual meeting in 2014, shareholder proposals must be received at the Company’s principal office (currently, 145 North Renfro Street, Mount Airy, North Carolina 27030) not later than December 2, 2013. In order for a proposal to be included in the Company’s proxy material for any annual meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of the shares of common stock entitled to be voted on that proposal at that annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of that annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities Exchange Act or related regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

Shareholder proposals after December 2, 2013: Proposals submitted after December 2, 2013, will not be included in the proxy materials for the 2014 annual meeting. However, if a shareholder wishes to have a proposal considered at the 2014 annual meeting as other business, any such proposals should be delivered to the Company’s principal office no later than February 14, 2014. Management proxies shall have discretionary authority to vote on any proposals received after February 14, 2014.

Nominations of directors: The Company’s Bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered or mailed to the Company not less than seven (7) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

OTHER MATTERS

Management knows of no other matters expected to be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

Edward C. Ashby, III
President

TO VOTE BY INTERNET:	TO VOTE BY MAIL:
ACCESS OUR WEBSITE AT HTTPS://WWW.PROXYVOTE.COM AND CLICK ON THE LINK FOR PROXY VOTING.	PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.
WHEN PROMPTED FOR YOUR VOTER CONTROL NUMBER, ENTER THE NUMBER PRINTED JUST ABOVE YOUR NAME ON THE FRONT OF THIS PROXY CARD.

VOTE 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 11:59 P.M. EASTERN TIME ON APRIL 24, 2013!

IF YOU VOTE OVER THE INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY CARD

If you mail your Proxy Card, it must be signed and dated.

SURREY BANCORP

145 North Renfro Street, Mount Airy, North Carolina 27030

APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF SURREY BANCORP FOR THE ANNUAL MEETING TO BE HELD APRIL 25, 2013

APPOINTMENT OF PROXY: The undersigned shareholder of Surrey Bancorp, a North Carolina corporation (the “Company”), hereby appoints Pedro A. Pequeno, II and Mark H. Towe, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 25, 2013, at 10:00 a.m., local time, at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy (Surry County), North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, on the proposals listed below and in the Proxy Statement, and in their discretion on such other matters properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

— Please complete and sign on the other side —

— Continued from the reverse side —

Your vote is important.  Unless you are voting on the Internet, please complete, date and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the annual meeting. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your appointment of proxy in the mail or voted on the Internet. See the attached proxy statement for more details.

SURREY BANCORP	REVOCABLE PROXY

This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for all items and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

Board recommendation.  The Board of Directors recommends a vote FOR each of the nominees listed below.

1.	ELECTION OF DIRECTORS: Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.

Eight directors to serve one-year terms expiring at the Annual Meeting in 2014.

Edward C. Ashby, III	Elizabeth J. Lovill	Robert H. Moody	F. Eugene Rees

Tamra W. Thomas	Tom G. Webb	Buddy E. Williams

☐  FOR all nominees listed above (except as crossed out).

☐  WITHHOLD authority to vote for all nominees listed above.

Board recommendation.  The Board of Directors recommends a vote FOR Proposal 2

2. Approval of executive compensation. The compensation of the Company’s executive officers under this Proposal will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

☐  FOR this proposal

☐  Against this proposal

Board recommendation.  The Board of Directors recommends an advisory vote for named compensation every three years.

3. Frequency of an advisory vote on executive compensation. The option selected by the affirmative vote of a majority of shares present and entitled to vote will be treated by the Board as the option approved by the shareholders. Shares not voted (including abstentions and broker non-votes) will have no effect.

☐  One year

☐  Two years

☐  Three years

4. OTHER BUSINESS.

The Proxies vote in their discretion on other business properly presented.

Signature of shareholder

Signature of shareholder

Date: , 2013

Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person.